                        ANNUAL REPORT AUGUST 31, 1997

                                 OPPENHEIMER

                                   CAPITAL
                              APPRECIATION FUND


                           [OPPENHEIMERFUNDS LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS

 3  President's Letter

 4  Fund Performance

 6  An Interview
    with the Fund's
    Manager

10  Statement of
    Investments

17  Statement of
    Assets &
    Liabilities

18  Statement of
    Operations

19  Statements of
    Changes in
    Net Assets

20  Financial Highlights

22  Notes to
    Financial
    Statements

28  Independent
    Auditors' Report

29  Federal Income
    Tax Information

30  Officers & Trustees

32  Information &
    Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- STELLAR PERFORMANCE: The Fund was the top-performing domestic equity fund within the OppenheimerFunds family for the one-year and three-year periods.

- FINANCIAL AND TECHNOLOGY STOCKS provided the Fund's most outstanding returns.

- OUR "BOTTOM-UP" STRATEGY helped us discover many excellent small and medium-sized companies that met our demanding criteria for earnings growth and valuation.

  AVG ANNUAL TOTAL RETURNS
For the Period Ended 8/31/97(1)

CLASS A
        1 year   5 year   10 year
        40.52%   20.65%   13.70%

CLASS B
                          Since
        1 year   5 year   Inception
        39.30%   N/A      28.40%

CLASS C
                          Since
        1 year   5 year   Inception
        39.35%   N/A      21.75%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

                  2   Oppenheimer Capital Appreciation Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer Capital
Appreciation Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

I'd like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments. Some notable additions are "at-a-glance" report highlights and charts that let you quickly assess how your Fund has performed. On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, I'd like to share a few global observations.

      As we consider the world's financial markets over the past six months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

      On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

      With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long-term approach in mind.

      To keep in touch with our views on the markets, visit our website, WWW.OPPENHEIMERFUNDS.COM, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill                                        September 22, 1997

                  3   Oppenheimer Capital Appreciation Fund

 AVG ANNUAL TOTAL RETURNS
For the Period Ended 9/30/97(1)

CLASS A

1 year    5 year    10 year
28.69%    19.80%    13.59%


CLASS B

                    Since
1 year    5 year    Inception
30.32%    N/A       28.37%


CLASS C

                    Since
1 year    5 year    Inception
34.37%    N/A       22.66%

PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Oppenheimer Capital Appreciation Fund performed very well over the past twelve months, surpassing many of its competitors. In fact, for the one-year period ended 8/31/97, the Fund's Class A shares were ranked 23rd out of 206 capital appreciation funds by Lipper Analytical Services,(2) and provided an annualized total rate of return of 40.52%, before sales charges.(3) In addition, the Fund was the top-performing domestic equity fund within the OppenheimerFunds family for the one-year and three-year periods ended 8/31/97.

                               GROWTH OF $10,000
                                 Over ten years
                           (without sales charges)(4)

Oppenheimer Capital Appreciation Fund
           Class A shares                            S&P 500 Index
           $ 10,000                                $   10,000
              6,835                                     7,747
              8,204                                     8,188
              8,784                                     8,734
              8,961                                     8,763
              9,048                                     9,034
              9,635                                     9,674
             10,080                                    10,528
             10,945                                    11,656
             10,705                                    11,896
             10,728                                    11,538
             11,400                                    12,264
              9,188                                    10,579
             10,476                                    11,527
             12,863                                    13,201
             12,575                                    13,171
             13,499                                    13,876
             14,807                                    15,039
             14,470                                    14,659
             13,963                                    14,938
             14,489                                    15,409
             16,327                                    16,185
             16,282                                    16,891
             16,211                                    16,974
             16,586                                    17,412
             16,968                                    17,816
             16,526                                    17,140
             16,071                                    17,212
             17,008                                    18,054
             17,045                                    18,051
             18,582                                    19,809
             20,766                                    21,700
             22,582                                    23,424
             22,986                                    24,835
             24,636                                    26,168
             25,901                                    27,342
             27,786                                    28,187
             29,412                                    30,537
             28,858                                    31,356
             33,524                                    36,830
             37,936                                    39,589
            $37,936                                   $39,589

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/22/81. The Fund's maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 5/1/93). Class C returns for the 1-year period include the contingent deferred sales charge of 1% and have been available since 12/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.25% service fee and 0.75% asset-based sales charge, and Class A shares are subject to an annual service fee not to exceed 0.25%.

                  4   Oppenheimer Capital Appreciation Fund

SECTOR WEIGHTINGS(5)

-Technology               29.5%
-Financial                20.4
-Consumer Cyclical        16.3
-Consumer
 Non-Cyclical             13.5
-Industrial                8.2
-Energy                    7.0
-Basic Materials           3.3
-Utility                   1.8

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer Capital Appreciation Fund is for investors looking for growth over the long term from a diverse portfolio of stocks.

WHAT WE LOOK FOR

- Companies with ABOVE-AVERAGE GROWTH POTENTIAL.

- Companies increasing their EARNINGS MOMENTUM.

- Companies that have a history of positive earnings, as well as the potential for POSITIVE EARNINGS SURPRISES.

- Stocks that have LOW VALUATIONS relative to their future growth prospects.

TOP 10 STOCK HOLDINGS
(Percentage of net assets)(5)
 ...................................................................
Cisco Systems, Inc.        2.42%    Tellabs, Inc.             1.52%
 ...................................................................
BancOne Corp.              2.22     Pfizer, Inc.              1.47
 ...................................................................
Travelers Group, Inc.      2.19     SunAmerica, Inc.          1.38
 ...................................................................
Microsoft Corp.            2.19     Adaptec, Inc.             1.37
 ...................................................................
Green Tree Financial Corp. 1.68     Seagate Technology, Inc.  1.34
 ...................................................................



2. Source: Lipper Analytical Services, Inc., 8/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 23 of 206 (1-year), 19 of 78 (5-year) and 15 of 57 (10-year) among capital appreciation funds for the periods ended 8/31/97. Past performance does not guarantee future results.

3. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

4. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1987. The S&P 500 is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.

5. Portfolio is subject to change. Percentages are as of August 31, 1997 and are based on total market value of investments.


                    5   Oppenheimer Capital Appreciation Fund

"FINANCIAL AND TECHNOLOGY STOCKS HAVE DONE VERY WELL FOR US."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE PAST YEAR?

Oppenheimer Capital Appreciation Fund's Class A shares have provided an annualized total rate of return of 40.52% before sales charges for the one-year period ended August 31, 1997.(1) The Fund also continued to provide competitive performance relative to its peers in the capital appreciation category, ranking 23rd of 206 funds as measured by Lipper Analytical Services(2) for the one-year period ended 8/31/97. In addition, the Capital Appreciation Fund was the top-performing domestic equity fund within the OppenheimerFunds family for the one-year and three-year periods ended 8/31/97.

WERE YOU ABLE TO FIND ATTRACTIVE INVESTMENTS IN THE HIGH-FLYING STOCK MARKET?

As investment managers using a "bottom-up" approach to stock selection, we tend to disregard overall market trends in favor of evaluating individual companies, one at a time. Nonetheless, we found few attractive investments among the larger, well-known companies as their valuations rose to the high end of their historical ranges. Instead, we found a number of small and medium-sized companies that meet our stringent criteria for earnings growth and valuation. In this environment, rather than pay higher prices for large growth stocks or assume the risks associated with very small, unproven companies, we have allowed cash to accumulate while we await more attractive investment opportunities.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 8/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 23 of 206 (1-year), 19 of 78 (5-year) and 15 of 57 (10-year) among capital appreciation funds for the periods ended 8/31/97. Past performance does not guarantee future results.


                  6   Oppenheimer Capital Appreciation Fund

[PHOTO]

PORTFOLIO MANAGER
Jane Putnam

WHY HAVE LARGE-CAP STOCK PRICES RISEN SO DRAMATICALLY?

There are a number of forces at work in today's markets that have driven large-capitalization stocks higher. First, large American companies became much more competitive in domestic and overseas markets when they restructured their operations to become more efficient and productive. This has allowed these companies to grow sales without commensurate increases in costs. Second, individuals have continued to invest more of their assets in the stock market, especially through retirement plans, as they have increasingly recognized the long-term benefits of stocks. Finally, many investors have chosen to invest conservatively, preferring the stocks of well-known, steadily growing companies whose stocks trade frequently instead of smaller, faster-growing companies with less liquidity.

WHERE HAVE YOU FOUND THE MOST ATTRACTIVE INVESTMENTS?

Our emphasis on evaluating individual stocks rather than broader markets often leads us to entire industries and economic sectors with good prospects. Over the last 12 months, a relatively large number of stocks in the financial and technology industries have done very well for us. In the financial industry, we have owned strong performers in the banking sector. In the technology sector, we have benefited from our positions in personal-computer manufacturers and related stocks such as Dell Computer, Compaq, SCI Systems and Microsoft.


                  7   Oppenheimer Capital Appreciation Fund

"WE USE A 'BOTTOM-UP' APPROACH TO STOCK SELECTION, EVALUATING INDIVIDUAL COMPANIES, ONE AT A TIME."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

WHAT INVESTMENTS WERE DISAPPOINTING?

We were disappointed that we did not hold certain stocks for a longer time. Early in 1997, we reduced or eliminated our positions in some large-growth consumer-related and technology companies. At the time, our valuation measures indicated that these stocks had reached price levels that could not be reasonably supported by our expectations for future earnings growth, so we sold them and took profits. Despite their high valuations, however, the blue-chip rally continued to drive these stocks higher. In addition, we were disappointed that certain retail stocks did not perform in line with our expectations. For example, some apparel companies the Fund owns have not yet realized what we believe to be their potential for higher sales and greater operating efficiencies.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

As our relatively high cash position indicates, we are cautious about stocks over the near term. In our opinion, the market rallies of the past two to three years have inflated the prices of large growth stocks to unreasonable levels. As a result, even minor earnings disappointments may have a negative effect on their stocks, while there is little room for further gains in the event of positive earnings surprises.

      For this reason, we are keeping cash available to take advantage of buying opportunities as they emerge. We have already experienced two market corrections in the 5% to 10% range, one in February/March and the other in August. Both pull-backs provided limited opportunities to buy solid growth companies at more reasonable prices. If more opportunities in individual stocks arise over the next few months, we hope to eventually reduce our cash position to the 8% to 10% range.

                     8   Oppenheimer Capital Appreciation Fund

FINANCIALS
--------------------------------------------------------------------------------


                     9   Oppenheimer Capital Appreciation Fund

STATEMENT OF INVESTMENTS August 31, 1997

                                                                   MARKET VALUE
                                                          SHARES   SEE NOTE 1
===============================================================================
COMMON STOCKS--83.4%
-------------------------------------------------------------------------------
BASIC MATERIALS--2.8%
-------------------------------------------------------------------------------
CHEMICALS--2.4%
Dexter Corp.                                               90,000   $ 3,420,000
-------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                           150,000     9,346,875
-------------------------------------------------------------------------------
Goodrich (B.F.) Co.                                        84,000     3,538,500
-------------------------------------------------------------------------------
IMC Global, Inc.                                           90,000     3,166,875
-------------------------------------------------------------------------------
Morton International, Inc.                                 80,000     2,660,000
-------------------------------------------------------------------------------
Praxair, Inc.                                             145,400     7,769,812
                                                                     ----------
                                                                     29,902,062

-------------------------------------------------------------------------------
METALS--0.4%
Oregon Steel Mills, Inc.                                  135,200     3,641,950
-------------------------------------------------------------------------------
USX-U.S. Steel Group, Inc.                                 50,000     1,756,250
                                                                     ----------
                                                                      5,398,200

-------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.4%
-------------------------------------------------------------------------------
AUTOS & HOUSING--2.9%
Arvin Industries, Inc.                                    144,900     5,044,331
-------------------------------------------------------------------------------
Autoliv, Inc.                                             147,280     5,753,125
-------------------------------------------------------------------------------
Centex Corp.                                              160,000     8,700,000
-------------------------------------------------------------------------------
Furniture Brands International, Inc.(1)                   283,400     4,994,925
-------------------------------------------------------------------------------
Pulte Corp.                                               150,000     5,493,750
-------------------------------------------------------------------------------
Toll Brothers, Inc.(1)                                    290,000     6,235,000
                                                                     ----------
                                                                     36,221,131


-------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--2.5%
AMR Corp.(1)                                               38,000     3,828,500
-------------------------------------------------------------------------------
Applebee's International, Inc.                             97,500     2,486,250
-------------------------------------------------------------------------------
Callaway Golf Co.                                         235,800     7,943,512
-------------------------------------------------------------------------------
Carnival Corp., Cl. A                                     150,000     6,571,875
-------------------------------------------------------------------------------
CKE Restaurants, Inc.                                      98,050     3,162,112
-------------------------------------------------------------------------------
Delta Air Lines, Inc.                                      35,000     3,027,500
-------------------------------------------------------------------------------
Disney (Walt) Co.                                          64,000     4,916,000
                                                                     ----------
                                                                     31,935,749

-------------------------------------------------------------------------------
MEDIA--0.2%
Evergreen Media Corp., Cl. A(1)                            65,000     3,111,875




                  10   Oppenheimer Capital Appreciation Fund

                                                                   MARKET VALUE
                                                          SHARES   SEE NOTE 1
-------------------------------------------------------------------------------
RETAIL: GENERAL--2.4%
Federated Department Stores, Inc.(1)                      160,000   $ 6,720,000
-------------------------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)                          70,000     1,872,500
-------------------------------------------------------------------------------
Jones Apparel Group, Inc.(1)                              139,200     6,986,100
-------------------------------------------------------------------------------
Nautica Enterprises, Inc.(1)                              127,000     3,024,187
-------------------------------------------------------------------------------
Tommy Hilfiger Corp.(1)                                   280,000    12,215,000
                                                                     ----------
                                                                     30,817,787

-------------------------------------------------------------------------------
RETAIL: SPECIALTY--5.4%
American Pad & Paper Co.(1)                                44,900     1,032,700
-------------------------------------------------------------------------------
Ann Taylor Stores Corp..(1)                               167,000     2,859,875
-------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.(1)                                200,000     6,200,000
-------------------------------------------------------------------------------
CVS Corp.                                                 242,000    13,642,750
-------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                               130,000     9,555,000
-------------------------------------------------------------------------------
Gap, Inc. (The)                                            90,000     3,999,375
-------------------------------------------------------------------------------
Nine West Group, Inc.(1)                                  245,800    10,385,050
-------------------------------------------------------------------------------
Ross Stores, Inc.                                         137,000     4,024,375
-------------------------------------------------------------------------------
Samsonite Corp.(1)                                         99,500     3,830,750
-------------------------------------------------------------------------------
Tiffany & Co.                                             135,100     6,113,275
-------------------------------------------------------------------------------
TJX Cos., Inc.                                            100,000     2,750,000
-------------------------------------------------------------------------------
Williams-Sonoma, Inc.(1)                                   83,600     3,741,100
                                                                     ----------
                                                                     68,134,250

-------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--11.2%
-------------------------------------------------------------------------------
FOOD--1.9%
JP Foodservice, Inc.(1)                                   125,900     3,832,081
-------------------------------------------------------------------------------
Kroger Co.(1)                                             200,000     6,025,000
-------------------------------------------------------------------------------
Richfood Holdings, Inc.                                   187,500     4,218,750
-------------------------------------------------------------------------------
Safeway, Inc.(1)                                          190,000     9,678,125
                                                                     ----------
                                                                     23,753,956

-------------------------------------------------------------------------------
HEALTHCARE/DRUGS--2.0%
Amgen, Inc.(1)                                             40,000     1,982,500
-------------------------------------------------------------------------------
Biogen, Inc.(1)                                            70,000     2,756,250
-------------------------------------------------------------------------------
Lilly (Eli) & Co.                                          55,000     5,754,375
-------------------------------------------------------------------------------
Pfizer, Inc.                                              280,000    15,505,000
                                                                     ----------
                                                                     25,998,125

                  11   Oppenheimer Capital Appreciation Fund

                                                                   MARKET VALUE
                                                           SHARES  SEE NOTE 1
-------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--6.3%
Guidant Corp.                                              95,000   $ 8,342,187
-------------------------------------------------------------------------------
Gulf South Medical Supply, Inc.(1)                        130,000     3,282,500
-------------------------------------------------------------------------------
HealthCare COMPARE Corp.(1)                               188,600    10,514,450
-------------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                      245,000     6,109,687
-------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                                 214,800    10,243,275
-------------------------------------------------------------------------------
Medtronic, Inc.                                            45,000     4,066,875
-------------------------------------------------------------------------------
Minimed, Inc.(1)                                          135,000     4,741,875
-------------------------------------------------------------------------------
Oxford Health Plans, Inc.(1)                              100,000     7,312,500
-------------------------------------------------------------------------------
Renal Treatment Centers, Inc.(1)                          241,900     8,194,362
-------------------------------------------------------------------------------
Sofamor Danek Group, Inc.(1)                               70,000     3,355,625
-------------------------------------------------------------------------------
VISX, Inc.(1)                                             125,200     2,339,675
-------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                        217,000    11,799,375
                                                                     ----------
                                                                     80,302,386

-------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.5%
Blyth Industries, Inc.(1)                                 162,300     5,994,956

-------------------------------------------------------------------------------
TOBACCO--0.5%
Philip Morris Cos., Inc.                                  160,000     6,980,000

-------------------------------------------------------------------------------
ENERGY--5.9%
-------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--3.8%
BJ Services Co.(1)                                         85,000     6,141,250
-------------------------------------------------------------------------------
ENSCO International, Inc.                                 115,000     7,302,500
-------------------------------------------------------------------------------
Global Marine, Inc.(1)                                    232,000     6,597,500
-------------------------------------------------------------------------------
Halliburton Co.                                           188,200     8,986,550
-------------------------------------------------------------------------------
Smith International, Inc.(1)                               75,000     5,456,250
-------------------------------------------------------------------------------
Tidewater, Inc.                                            70,000     3,675,000
-------------------------------------------------------------------------------
Transocean Offshore, Inc.                                  30,000     2,851,875
-------------------------------------------------------------------------------
Varco International, Inc.(1)                              165,900     6,594,525
                                                                     ----------
                                                                     47,605,450

-------------------------------------------------------------------------------
OIL-INTEGRATED--2.1%
Mobil Corp.                                                80,000     5,820,000
-------------------------------------------------------------------------------
Phillips Petroleum Co.                                    130,000     6,183,125
-------------------------------------------------------------------------------
Unocal Corp.                                              135,000     5,273,437
-------------------------------------------------------------------------------
USX-Marathon Group                                        270,000     8,791,875
                                                                     ----------
                                                                     26,068,437

                  12   Oppenheimer Capital Appreciation Fund

                                                                   MARKET VALUE
                                                         SHARES    SEE NOTE 1
-------------------------------------------------------------------------------
FINANCIAL--17.0%
-------------------------------------------------------------------------------
BANKS--5.0%
Banc One Corp.                                            438,065   $23,491,236
-------------------------------------------------------------------------------
BankAmerica Corp.                                          60,000     3,948,750
-------------------------------------------------------------------------------
BankBoston Corp.                                          125,000    10,390,625
-------------------------------------------------------------------------------
First Chicago NBD Corp.                                    90,000     6,457,500
-------------------------------------------------------------------------------
Societe Generale                                           36,000     4,465,943
-------------------------------------------------------------------------------
SouthTrust Corp.                                           40,000     1,790,000
-------------------------------------------------------------------------------
Star Banc Corp.                                           114,500     5,173,969
-------------------------------------------------------------------------------
State Street Corp.                                        160,800     8,019,900
                                                                     ----------
                                                                     63,737,923

-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--8.6%
Associates First Capital Corp., Cl. A                     124,000     7,199,750
-------------------------------------------------------------------------------
Fannie Mae                                                112,000     4,928,000
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                          220,000     7,163,750
-------------------------------------------------------------------------------
Finova Group, Inc.                                         92,600     7,830,487
-------------------------------------------------------------------------------
Franklin Resources, Inc.                                  102,000     7,892,250
-------------------------------------------------------------------------------
Green Tree Financial Corp.                                405,000    17,794,687
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                  85,000     5,227,500
-------------------------------------------------------------------------------
MGIC Investment Corp.                                     171,800     8,643,688
-------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.               170,250     8,193,281
-------------------------------------------------------------------------------
Price (T. Rowe) Associates, Inc.                          125,200     6,886,000
-------------------------------------------------------------------------------
Schwab (Charles) Corp.                                    100,000     4,243,750
-------------------------------------------------------------------------------
Travelers Group, Inc.                                     365,000    23,177,500
                                                                    -----------
                                                                    109,180,643

-------------------------------------------------------------------------------
INSURANCE--3.4%
Allstate Corp.                                             70,000     5,114,375
-------------------------------------------------------------------------------
Conseco, Inc.                                             272,000    11,696,000
-------------------------------------------------------------------------------
Equitable Cos., Inc.                                      265,000    11,527,500
-------------------------------------------------------------------------------
SunAmerica, Inc.                                          270,000    14,546,250
                                                                     ----------
                                                                     42,884,125

                    13   Oppenheimer Capital Appreciation Fund

                                                                   MARKET VALUE
                                                         SHARES    SEE NOTE 1
-------------------------------------------------------------------------------
INDUSTRIAL--6.8%
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.6%
Emerson Electric Co.                                      140,000   $ 7,656,250
-------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.6%
Rayonier, Inc.                                            157,700     7,697,731
-------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.8%
Corrections Corp. of America(1)                           140,000     5,180,000
-------------------------------------------------------------------------------
Culligan Water Technologies, Inc.(1)                       80,500     3,713,063
-------------------------------------------------------------------------------
Kent Electronics Corp.(1)                                 291,000    10,894,313
-------------------------------------------------------------------------------
Manpower, Inc.                                             85,000     3,628,438
                                                                     ----------
                                                                     23,415,814

-------------------------------------------------------------------------------
MANUFACTURING--1.8%
AGCO Corp.                                                135,300     4,397,250
-------------------------------------------------------------------------------
American Standard Cos., Inc.(1)                           110,000     5,170,000
-------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                 102,000     4,934,250
-------------------------------------------------------------------------------
MascoTech, Inc.                                           210,000     4,396,875
-------------------------------------------------------------------------------
Sealed Air Corp.(1)                                        67,000     3,475,625
                                                                     ----------
                                                                     22,374,000

-------------------------------------------------------------------------------
TRANSPORTATION--2.0%
-------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                         42,000     3,850,875
-------------------------------------------------------------------------------
Canadian Pacific Ltd. (New)                               400,000    11,675,000
-------------------------------------------------------------------------------
Kansas City Southern Industries, Inc.                     135,000    10,108,125
                                                                     ----------
                                                                     25,634,000

-------------------------------------------------------------------------------
TECHNOLOGY--24.8%
-------------------------------------------------------------------------------
COMPUTER HARDWARE--7.9%
Adaptec, Inc.(1)                                          301,900    14,491,200
-------------------------------------------------------------------------------
Cabletron Systems, Inc.(1)                                217,000     6,564,250
-------------------------------------------------------------------------------
Compaq Computer Corp.(1)                                  202,500    13,263,750
-------------------------------------------------------------------------------
Dell Computer Corp.(1)                                     34,000     2,790,125
-------------------------------------------------------------------------------
EMC Corp.(1)                                              255,000    13,084,688
-------------------------------------------------------------------------------
Gateway 2000, Inc.(1)                                     331,600    12,973,850
-------------------------------------------------------------------------------
International Business Machines Corp.                      50,000     5,043,750
-------------------------------------------------------------------------------
Quantum Corp.(1)                                           70,000     2,454,375
-------------------------------------------------------------------------------
Seagate Technology, Inc.(1)                               372,000    14,205,750
-------------------------------------------------------------------------------
Sun Microsystems, Inc.(1)                                 202,000     9,696,000
-------------------------------------------------------------------------------
Western Digital Corp.(1)                                  115,000     5,534,375
                                                                    -----------
                                                                    100,102,113

                    14 Oppenheimer Capital Appreciation Fund

                                                                   MARKET VALUE
                                                         SHARES    SEE NOTE 1
-------------------------------------------------------------------------------
COMPUTER SOFTWARE--7.2%
BMC Software, Inc.(1)                                     170,600   $10,683,825
-------------------------------------------------------------------------------
Cap Gemini SA                                              84,000     5,113,524
-------------------------------------------------------------------------------
Computer Associates International, Inc.                    75,000     5,015,625
-------------------------------------------------------------------------------
First Data Corp.                                          245,040    10,061,955
-------------------------------------------------------------------------------
Gartner Group, Inc., Cl. A(1)                              60,000     1,586,250
-------------------------------------------------------------------------------
HBO & Co.                                                 140,000    10,027,500
-------------------------------------------------------------------------------
McAfee Associates, Inc.(1)                                152,100     8,612,663
-------------------------------------------------------------------------------
Microsoft Corp.(1)                                        175,000    23,132,813
-------------------------------------------------------------------------------
Peoplesoft, Inc.(1)                                       134,200     7,548,750
-------------------------------------------------------------------------------
SAP AG, Preference                                         15,500     3,502,486
-------------------------------------------------------------------------------
Structural Dynamics Research Corp.(1)                     220,000     5,843,750
                                                                     ----------
                                                                     91,129,141

-------------------------------------------------------------------------------
ELECTRONICS--3.4%
Analog Devices, Inc.(1)                                   153,333     5,079,156
-------------------------------------------------------------------------------
Intel Corp.                                               117,000    10,778,625
-------------------------------------------------------------------------------
LSI Logic Corp.(1)                                        150,000     4,828,125
-------------------------------------------------------------------------------
Novellus Systems, Inc.(1)                                  60,800     6,969,200
-------------------------------------------------------------------------------
SCI Systems, Inc.(1)                                      221,000     8,688,063
-------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                            132,800     6,258,200
                                                                     ----------
                                                                     42,601,369

-------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--6.3%
Andrew Corp.(1)                                            70,500     1,753,688
-------------------------------------------------------------------------------
Ascend Communications, Inc.(1)                            214,100     9,085,869
-------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                    340,000    25,627,500
-------------------------------------------------------------------------------
Lucent Technologies, Inc.                                 105,000     8,176,875
-------------------------------------------------------------------------------
Newbridge Networks Corp.(1)                               144,000     6,552,000
-------------------------------------------------------------------------------
Pairgain Technologies, Inc.(1)                            145,000     3,733,750
-------------------------------------------------------------------------------
Tellabs, Inc.(1)                                          270,000    16,115,625
-------------------------------------------------------------------------------
WorldCom, Inc.                                            305,000     9,130,938
                                                                     ----------
                                                                     80,176,245

-------------------------------------------------------------------------------
UTILITIES--1.5%
-------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.2%
AES Corp. (The)(1)                                        100,000     3,700,000
-------------------------------------------------------------------------------
CalEnergy, Inc.(1)                                        155,000     5,134,375
-------------------------------------------------------------------------------
Empresa Nacional de Electricidad SA, Sponsored ADR         80,000     1,580,000
-------------------------------------------------------------------------------
Pinnacle West Capital Corp.                               155,000     5,008,438
                                                                     ----------
                                                                     15,422,813

                  15   Oppenheimer Capital Appreciation Fund

                                                                   MARKET VALUE
                                                      SHARES       SEE NOTE 1
---------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.3%
Cincinnati Bell, Inc.                                    120,000   $    3,232,500
Total Common Stocks (Cost $684,953,425)                            --------------
                                                                    1,057,469,031

                                                      FACE
                                                      AMOUNT
=================================================================================
REPURCHASE AGREEMENTS--16.8%
---------------------------------------------------------------------------------
Repurchase agreement with Zion First
National Bank, 5.55%, dated 8/29/97, to
be repurchased at $213,031,288 on
9/2/97, collateralized by U.S. Treasury
Bonds, 8.125%-12.375%, 5/15/03-8/15/19,
with a value of $193,021,710 and U.S.
Treasury Nts., 5.625%, 2/28/01, with a
value of $24,380,726
(Cost $212,900,000)                                 $212,900,000      212,900,000

---------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $897,853,425)            100.2%   1,270,369,031
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                       (0.2)      (2,639,627)
                                                    ------------   --------------
NET ASSETS                                                 100.0%  $1,267,729,404
                                                    ============   ==============

1. Non-income producing security.

See accompanying Notes to Financial Statements.



                  16   Oppenheimer Capital Appreciation Fund

STATEMENT OF ASSETS AND LIABILITIES August 31, 1997

================================================================================
ASSETS
Investments, at value (including
repurchase agreements of $212,900,000)
(cost $897,853,425)--see accompanying statement                   $1,270,369,031
--------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                     2,909,830
Interest and dividends                                                   741,182
--------------------------------------------------------------------------------
Other                                                                     11,589
Total assets                                                      --------------
                                                                   1,274,031,632

================================================================================
LIABILITIES
Bank overdraft                                                           692,502
--------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                 4,796,171
Distribution and service plan fees                                       357,218
Trustees' fees--Note 1                                                   155,435
Other                                                                    300,902
                                                                       ---------
Total liabilities                                                      6,302,228

================================================================================
NET ASSETS                                                        $1,267,729,404
                                                                  ==============

================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                   $  757,257,794
--------------------------------------------------------------------------------
Undistributed net investment income                                    3,088,925
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions             134,867,079
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities denominated
in foreign currencies--Note 3                                        372,515,606
                                                                  --------------
Net assets                                                        $1,267,729,404
                                                                  ==============

================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $1,179,361,818 and
30,530,051 shares of beneficial interest
outstanding)                                                              $38.63
Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                             $40.99

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes
applicable contingent deferred sales charge) and
offering price per share (based on net assets of
$52,219,689 and 1,371,795 shares of beneficial
interest outstanding)                                                     $38.07

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes
applicable contingent deferred sales charge) and
offering price per share (based on net assets of
$36,147,897 and 957,385 shares of beneficial
interest outstanding)                                                     $37.76

See accompanying Notes to Financial Statements.

                  17   Oppenheimer Capital Appreciation Fund

STATEMENT OF OPERATIONS For the Year Ended August 31, 1997

===============================================================================
INVESTMENT INCOME
Interest                                                           $  9,888,153
-------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $531)                  5,941,853
                                                                     ----------
Total income                                                         15,830,006

===============================================================================
EXPENSES
Management fees--Note 4                                               7,000,537
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               1,636,360
Class B                                                                 235,392
Class C                                                                 194,401
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                 1,105,160
-------------------------------------------------------------------------------
Shareholder reports                                                     377,467
-------------------------------------------------------------------------------
Custodian fees and expenses                                              84,034
-------------------------------------------------------------------------------
Legal and auditing fees                                                  63,618
-------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  38,374
Class B                                                                   6,203
Class C                                                                   2,464
-------------------------------------------------------------------------------
Other                                                                    25,386
                                                                     ----------
Total expenses                                                       10,769,396

===============================================================================
NET INVESTMENT INCOME                                                 5,060,610

===============================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                         152,001,499
Foreign currency transactions                                          (199,224)
                                                                   ------------
Net realized gain                                                   151,802,275

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                         185,046,905
Translation of assets and liabilities denominated
in foreign currencies                                                  (454,785)
                                                                   ------------
Net change                                                          184,592,120
                                                                   ------------
Net realized and unrealized gain                                    336,394,395

===============================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $341,455,005
                                                                   ============

See accompanying Notes to Financial Statements.

                    18   Oppenheimer Capital Appreciation Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED
                                                  YEAR ENDED AUGUST 31,         DECEMBER 31,
                                                  1997            1996(1)       1995
============================================================================================
OPERATIONS
Net investment income                             $    5,060,610  $  2,862,338  $  5,803,306
--------------------------------------------------------------------------------------------
Net realized gain                                    151,802,275    75,873,404    71,199,990
--------------------------------------------------------------------------------------------
Net change in unrealized appreciation
or depreciation                                      184,592,120    11,279,147    58,150,018
                                                  --------------  ------------  ------------
Net increase in net assets resulting
from operations                                      341,455,005    90,014,889   135,153,314

============================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                               (4,636,803)           --    (5,896,377)
Class B                                                  (28,642)           --        (8,658)
Class C                                                       --            --       (24,850)
--------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                              (94,222,488)           --   (69,237,207)
Class B                                               (1,584,506)           --      (100,605)
Class C                                               (1,485,205)           --      (663,926)

============================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                              162,027,172   (58,800,845)  397,611,091
Class B                                               41,048,636     2,415,163     2,840,388
Class C                                               20,849,794     2,250,436     5,989,404

============================================================================================
NET ASSETS
Total increase                                       463,422,963    35,879,643   465,662,574
--------------------------------------------------------------------------------------------
Beginning of period                                  804,306,441   768,426,798   302,764,224
                                                  --------------  ------------  ------------
End of period [including undistributed
(overdistributed) net investment income
of $3,088,925, $2,693,760 and $(168,578),
respectively]                                     $1,267,729,404  $804,306,441  $768,426,798
                                                  ==============  ============  ============

1. For the eight months ended August 31, 1996. The Fund changed its fiscal year end from December 31 to August 31.

See accompanying Notes to Financial Statements.

                    19   Oppenheimer Capital Appreciation Fund

FINANCIAL HIGHLIGHTS

                                         CLASS A
                                         -------------------------------------------------------------


                                         YEAR ENDED AUGUST 31,        YEAR ENDED DECEMBER 31,
                                         1997          1996(3)        1995         1994        1993
======================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period         $30.81      $27.44         $22.63      $25.72      $25.25
------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                    .18         .11            .24         .20         .13
Net realized and unrealized gain (loss)       11.36        3.26           7.61        (.11)        .86
                                             ------      ------         ------      ------      ------
Total income (loss) from investment
operations                                    11.54        3.37           7.85         .09         .99

------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income           (.17)         --           (.24)       (.20)       (.12)
Distributions from net realized gain          (3.55)         --          (2.80)      (2.98)       (.40)
                                             ------      ------         ------      ------      ------
Total dividends and distributions to
shareholders                                  (3.72)         --          (3.04)      (3.18)       (.52)

------------------------------------------------------------------------------------------------------
Net asset value, end of period               $38.63      $30.81         $27.44      $22.63      $25.72
                                             ======      ======         ======      ======      ======


======================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(6)           40.52%      12.28%         34.85%       0.46%       3.93%

======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                           $1,179,362    $788,504       $758,439    $301,698    $368,806
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $  985,813    $789,903       $538,210    $325,003    $383,875
------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                   0.53%       0.55%(7)       1.08%       0.72%       0.47%
Expenses                                       1.01%       1.09%(7)       1.03%       1.16%       1.07%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                     66.0%       45.2%          71.9%       34.7%       22.9%
Average brokerage commission rate(9)        $0.0625     $0.0595         0.0578          --          --


1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

3. For the eight months ended August 31, 1996. The Fund changed its fiscal year end from December 31 to August 31.

4. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

5. Less than $0.005 per share.

6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.



                    20   Oppenheimer Capital Appreciation Fund

             CLASS B                              CLASS C
-------- ------------------------------------     --------------------------------------------------
                                      PERIOD
                                      ENDED
               YEAR ENDED AUGUST 31    DEC. 31,    YEAR ENDED AUGUST 31,  YEAR ENDED DECEMBER 31,
 1992          1997       1996(3)      1995(4)     1997       1996(3)     1995      1994(2)   1993(1)
====================================================================================================

  $23.76        $30.56    $27.37       $29.77      $30.27     $27.11      $22.50    $25.72    $25.92
----------------------------------------------------------------------------------------------------


     .16           .07        --(5)      (.14)        .01       (.03)        .09        --      (.01)
    2.28         11.05      3.19          .78       11.03       3.19        7.43      (.15)      .31
  ------        ------    ------       ------      ------     ------      ------    ------    ------

    2.44         11.12      3.19          .64       11.04       3.16        7.52      (.15)      .30

----------------------------------------------------------------------------------------------------


    (.17)         (.06)       --         (.24)         --         --        (.11)     (.09)     (.10)
    (.78)        (3.55)       --        (2.80)      (3.55)        --       (2.80)    (2.98)     (.40)
  ------        ------    ------       ------      ------     ------      ------    ------    ------

    (.95)        (3.61)       --        (3.04)      (3.55)        --       (2.91)    (3.07)     (.50)

----------------------------------------------------------------------------------------------------
  $25.25        $38.07    $30.56       $27.37      $37.76     $30.27      $27.11    $22.50    $25.72
  ======        ======    ======       ======      ======     ======      ======    ======    ======


====================================================================================================
   10.27%        39.30%    11.65%        1.67%      39.35%     11.66%      33.56%    (0.50)%    2.11%

====================================================================================================


$401,256       $52,220    $5,448       $2,751     $36,148    $10,355      $7,237    $1,066        $8
----------------------------------------------------------------------------------------------------
$362,295       $23,678    $4,285       $  661     $19,508    $ 9,053      $3,792    $  467        $6
----------------------------------------------------------------------------------------------------

    0.69%        (0.33)%   (0.25)%(7)   (0.54)%(7)  (0.32)%    (0.30)%(7)   0.19%    (0.02)%   (0.07)%(7)
    1.09%         1.86%     1.94%(7)     2.62%(7)    1.85%      1.93%(7)    1.90%     2.18%     2.18%(7)
----------------------------------------------------------------------------------------------------
    42.3%         66.0%     45.2%        71.9%       66.0%      45.2%       71.9%     34.7%     22.9%
      --       $0.0625   $0.0595      $0.0578     $0.0625    $0.0595     $0.0578        --        --


7. Annualized.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1997 were $575,587,380 and $558,414,051, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

                    21   Oppenheimer Capital Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Appreciation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation, primarily through investment in equity securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                    The effect of changes in foreign currency exchange rates on investments is separately identified from fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                    22   Oppenheimer Capital Appreciation Fund

================================================================================
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 1997, a credit of $75,351 was made for the Fund's projected benefit obligations, and payments of $9,051 were made to retired trustees, resulting in an accumulated liability of $154,735 at August 31, 1997.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.



                    23   Oppenheimer Capital Appreciation Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED                    PERIOD ENDED                 YEAR ENDED
                           AUGUST 31, 1997               AUGUST 31, 1996(2)           DECEMBER 31, 1995(1)
                           --------------------------    --------------------------   ---------------------------
                           SHARES      AMOUNT            SHARES      AMOUNT           SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------
Class A:
Sold                        8,550,231   $ 291,467,633     2,809,568    $ 83,949,691     3,305,271   $ 90,988,885
Dividends and
distributions reinvested    3,066,971      94,554,716            --              --     2,635,092     71,461,980
Issued in connection
with the acquisition of
Oppenheimer Time
Fund--Note 6                       --              --            --              --    11,277,345    315,314,574
Redeemed                   (6,683,422)   (223,995,177)   (4,852,702)   (142,750,536)   (2,909,180)   (80,154,348)
                            ---------   -------------   -----------   -------------   -----------   ------------
Net increase (decrease)     4,933,780   $ 162,027,172    (2,043,134)  $ (58,800,845)   14,308,528   $397,611,091
                            =========   =============   ===========   =============   ===========   ============

-----------------------------------------------------------------------------------------------------------------
Class B:
Sold                        1,757,393   $  59,666,544       358,325   $  10,711,635       107,562   $  3,071,314
Dividends and
distributions reinvested       51,555       1,576,025            --              --         3,988        107,888
Redeemed                     (615,428)    (20,193,933)     (280,568)     (8,296,472)      (11,032)      (338,814)
                            ---------   -------------   -----------   -------------   -----------   ------------
Net increase                1,193,520   $  41,048,636        77,757   $   2,415,163       100,518   $  2,840,388
                            =========   =============   ===========   =============   ===========   ============

-----------------------------------------------------------------------------------------------------------------
Class C:
Sold                          776,983   $  26,196,322       152,465   $   4,501,923       257,084   $  7,022,376
Dividends and
distributions reinvested       45,592       1,381,908            --              --        22,545        604,205
Redeemed                     (207,324)     (6,728,436)      (77,259)     (2,251,487)      (60,076)    (1,637,177)
                            ---------   -------------   -----------   -------------   -----------   ------------
Net increase                  615,251   $  20,849,794        75,206   $   2,250,436       219,553   $  5,989,404
                            =========   =============   ===========   =============   ===========   ============

1. For the year ended December 31, 1995 for Class A and Class C shares and for the period from November 1, 1995 (inception of offering) to December 31, 1995 for Class B shares.

2. The Fund changed its fiscal year end from December 31 to August 31.



                    24   Oppenheimer Capital Appreciation Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At August 31, 1997, net unrealized appreciation on investments of $372,515,606 was composed of gross appreciation of $387,767,534, and gross depreciation of $15,251,928.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% on the next $200 million, 0.69% on the next $200 million, 0.66% on the next $200 million and 0.60% on average annual net assets in excess of $800 million. The Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund shall pay an annual management fee of 0.58% of its average annual net assets in excess of $1.5 billion.

                    For the year ended August 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,798,377, of which $539,543 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,149,607 and $180,563, respectively, of which $97,246 and $1,942, respectively, was paid to an affiliated broker/dealer for Class B and Class C. During the year ended August 31, 1997, OFDI received contingent deferred sales charges of $29,817 and $5,023, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                    The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1997, OFDI paid $74,402 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                    25   Oppenheimer Capital Appreciation Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted a Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended August 31, 1997, OFDI retained $152,304 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1997, OFDI had incurred unreimbursed expenses of $1,114,421 for Class B.

                    The Fund has adopted a Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1997, OFDI paid $2,597 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $98,687 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1997, OFDI had incurred unreimbursed expenses of $312,759 for Class C.

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk.

                    The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.



                    26   Oppenheimer Capital Appreciation Fund

================================================================================
Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                    Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                    Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

================================================================================
6. ACQUISITION OF OPPENHEIMER TIME FUND

On June 23, 1995, the Fund acquired all of the net assets of Oppenheimer Time Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Time Fund shareholders on June 20, 1995. The Fund issued 11,277,345 shares of beneficial interest (Class A), valued at $315,314,574 in exchange for the net assets, resulting in combined Class A net assets of $686,360,280 on June 23, 1995. The net assets acquired included net unrealized appreciation of $67,068,398. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
7. SUBSEQUENT EVENT

At a meeting held on August 7, 1997, the Board of Trustees approved the addition of Class Y shares for Oppenheimer Capital Appreciation Fund, to be offered at a future date.



                    27   Oppenheimer Capital Appreciation Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Capital Appreciation Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Capital Appreciation Fund (formerly Oppenheimer Target Fund) as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the eight-month period ended August 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended August 31, 1997, the eight-month period ended August 31, 1996 and for each of the years in the four-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the eight-month period ended August 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended August 31, 1997, the eight-month period ended August 31, 1996 and for each of the years in the four-year period ended December 31, 1995, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
September 22, 1997



                    28   Oppenheimer Capital Appreciation Fund

FEDERAL INCOME TAX INFORMATION (unaudited)


================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                    Distributions of $3.7229, $3.6127 and $3.5488 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 13, 1996, of which, for each class of shares, $2.966 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

                    Dividends paid by the Fund during the year ended August 31, 1997 which are not designated as capital gain distributions should be multiplied by 15.27% to arrive at the net amount eligible for the corporate dividend-received deduction.

                    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


                    29   Oppenheimer Capital Appreciation Fund

OPPENHEIMER CAPITAL APPRECIATION FUND

================================================================================
OFFICERS AND TRUSTEES             Leon Levy, Chairman of the Board of Trustees
                                  Donald W. Spiro, Vice Chairman of the Board of
                                   Trustees
                                  Bridget A. Macaskill, Trustee and President
                                  Robert G. Galli, Trustee
                                  Benjamin Lipstein, Trustee
                                  Elizabeth B. Moynihan, Trustee
                                  Kenneth A. Randall, Trustee
                                  Edward V. Regan, Trustee
                                  Russell S. Reynolds, Jr., Trustee
                                  Pauline Trigere, Trustee
                                  Clayton K. Yeutter, Trustee
                                  Jane Putnam, Vice President
                                  George C. Bowen, Treasurer
                                  Robert J. Bishop, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer
                                  Andrew J. Donohue, Secretary
                                  Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER                OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                      The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS              KPMG Peat Marwick LLP


================================================================================
LEGAL COUNSEL                     Gordon Altman Butowsky Weitzen Shalov & Wein

                                  This is a copy of a report to shareholders of Oppenheimer Capital Appreciation Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Capital Appreciation Fund. For material information concerning the Fund, see the Prospectus.

                                  Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                    30   Oppenheimer Capital Appreciation Fund

OPPENHEIMERFUNDS FAMILY

=======================================================================================================
REAL ASSET FUNDS
-------------------------------------------------------------------------------------------------------
Real Asset Fund                      Gold & Special Minerals Fund

=======================================================================================================
STOCK FUNDS
-------------------------------------------------------------------------------------------------------
Developing Markets Fund              Quest Small Cap Value Fund            Global Fund
Enterprise Fund                      Capital Appreciation Fund(1)          Quest Global Value Fund
International Growth Fund            Quest Capital Value Fund              Disciplined Value Fund
Discovery Fund                       Growth Fund                           Quest Value Fund

=======================================================================================================
STOCK &BOND FUNDS
-------------------------------------------------------------------------------------------------------
Main Street Income &                 Quest Growth &Income                  Disciplined Allocation Fund
  Growth Fund                          Value Fund                            Multiple Strategies Fund2
Quest Opportunity Value Fund         Global Growth &Income Fund            Bond Fund for Growth
Total Return Fund                    Equity Income Fund

=======================================================================================================
BOND FUNDS
-------------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund                  U.S. Government Trust
High Yield Fund                      Strategic Income Fund                 Limited-Term Government Fund
                                     Bond Fund

=======================================================================================================
MUNICIPAL FUNDS
-------------------------------------------------------------------------------------------------------
California Municipal Fund(3)         Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)            Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)         Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)           Intermediate Municipal Fund            Municipal Fund

=======================================================================================================
MONEY MARKET FUNDS(4)
-------------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves

=======================================================================================================
LIFESPAN
-------------------------------------------------------------------------------------------------------
Growth Fund                          Balanced Fund                         Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.



                    31   Oppenheimer Capital Appreciation Fund

INTERNET
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GENERAL INFORMATION
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1-800-835-3104

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.


                                                [OPPENHEIMER FUNDS LOGO]

RA320.001.0597 October 30, 1997